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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 1997

                       POLYDEX PHARMACEUTICALS LIMITED
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              (Exact Name of Registrant as Specified in Charter)


Commonwealth of the Bahamas        1-8366                     None
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      (State or other           (Commission              (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      incorporation)

421 Comstock Road, Scarborough, Ontario, Canada M1L 2H5
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(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (416) 755-2231
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            N/A
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(Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

        On November 4, 1997, Polydex Pharmaceuticals Limited announced that it has ended negotiations to acquire privately held Del Crane Medical, Inc. and associated companies. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)   Exhibits

   99 Press release of Polydex Pharmaceuticals Limited dated November 4, 1997 with respect to its announcement that it has ended negotiations to acquire privately held Del Crane Medical, Inc. and associated companies.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 7, 1997
                                POLYDEX PHARMACEUTICALS LIMITED
                                (Registrant)

                                By /s/ George G. Usher
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                                  George G. Usher, President and Chief
                                  Executive Officer
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                                EXHIBIT INDEX


Exhibit Number          Exhibit Description
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     99                 Press release of Polydex Pharmaceuticals Limited dated
                        November 4, 1997 with respect to its announcement that it has ended negotiations to acquire privately held
                        Del Crane Medical, Inc. and associated companies.